EXHIBIT 99.H


                EXHIBITS 23(m)(1)(uu), (2)(uu), (3)(uu), (4)(uu)
                         FORMS OF PLANS OF DISTRIBUTIONS

                                    Form of
                                 CLASS A SHARES
                               IDEX MUTUAL FUNDS

                        PLAN OF DISTRIBUTION PURSUANT TO
              RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

WHEREAS, IDEX Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and offers for public sale shares of beneficial interest;

WHEREAS, the Trust desires to adopt a Plan of Distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act applicable to the Class A shares of each fund (each a "Fund," collectively, the "Funds") listed on Schedule A hereto, each a series of shares of the Trust; and

WHEREAS, the Trust has entered into an Underwriting Agreement ("Underwriting Agreement") with InterSecurities, Inc. ("ISI"), pursuant to which ISI serves as Distributor of the various series and classes of shares of the Trust during the continuous offering of its shares.

NOW THEREFORE, the Trust hereby adopts this Plan with respect to the Class A shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.

1. (A) The Fund is authorized to pay to ISI, as compensation for ISI's services as Distributor of the Fund's Class A shares, a distribution fee at the rate of up to 0.35% on an annualized basis of the average daily net assets of the Fund's Class A shares. Such fee shall be calculated and accrued daily and paid quarterly or at such other intervals as the Trust and ISI shall agree.

         (B) The Fund is authorized to pay ISI, as compensation for ISI's services as Distributor of the Fund's Class A shares, a service fee at the rate of up to 0.25% on an annualized basis of the average daily net assets of the Fund's Class A shares. Such fee shall be calculated and accrued daily and paid quarterly or at such other intervals as the Trust and ISI shall agree.

         (C) To the extent the sum of any service fee paid under Paragraph 1(B) plus the distribution fee paid under paragraph 1(A) would otherwise exceed such maximum rate of 0.35%, the distribution fee paid under paragraph 1(A) shall be reduced pro tanto so that such maximum rate is not exceeded.

         (D) The Fund may pay a distribution or service fee to ISI at a lesser rate than the fees specified in paragraphs 1(A) and 1(B), respectively, of this Plan, in either case as agreed upon by the Trust and ISI and as approved in the manner specified in paragraph 4 of this Plan.

2. As Distributor of the Class A shares of the Fund, ISI may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A shares of the Fund or the servicing and/or maintenance of Class A shareholder accounts, including, but not limited to: compensation to employees of ISI; compensation to and expenses, including overhead and telephone expenses, of ISI and other selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the costs of preparing, printing and distributing sales literature and advertising materials.

3. This Plan shall not take effect unless it first has been approved by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund.

4. This Plan shall not take effect with respect to the Class A shares of the Fund unless it first has been approved, together with any related agreements, by votes of a majority of both (a) the Board and (b) those

Trustees of the Trust who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto ("Independent Trustees"), cast in person at a meeting or (meetings) called for the purpose of voting on such approval; and until the Trustees who approve the Plan's taking effect have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

5. If approved as set forth in paragraphs 3 and 4, this Plan shall continue thereafter in full force and effect with respect to the Class A shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 4.

6. ISI shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended by ISI under this Plan and the Underwriting Agreement and the purposes for which such expenditures were made. ISI shall submit only information regarding amounts expended for "distribution activities," as defined in this paragraph 6, to the Board in support of the distribution fee payable hereunder and shall submit only information regarding amounts expended for "service activities," as defined in this paragraph 6, to the Board in support of the service fee payable hereunder.

For purposes of this Plan, "distribution activities" shall mean any activities in connection with ISI's performance of its obligations under this Plan or the Underwriting Agreement that are not deemed "service activities." "Service activities" shall mean activities in connection with the provision by ISI or other entity of personal service and/or the maintenance of shareholder accounts with respect to the Class A shares of the Fund, within the meaning of the definition of "service fee" for purposes of Section 2830(b) (formerly Section 26(d)) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Overhead and other expenses of ISI related to its "distribution activities" or "service activities," including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities.

7. This Plan may be terminated at any time by vote of the Board, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Class A shares of the Fund.

8. This Plan may not be amended to increase materially the amount of fees provided for in paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 5 hereof.

9. The amount of the fees payable by the Fund to ISI under paragraph 1 hereof and the Underwriting Agreement is not related directly to expenses incurred by ISI on behalf of the Fund in serving as Distributor of the Class A shares, and paragraph 2 hereof and the Underwriting Agreement do not obligate the Trust to reimburse ISI for such expenses. The fees set forth in paragraph 1 hereof will be paid by the Fund to ISI unless and until either the Plan or the Underwriting Agreement is terminated or not renewed with respect to the Class A shares. If either the Plan or the Underwriting Agreement is terminated or not renewed with respect to the Class A shares, any distribution expenses incurred by ISI on behalf of the Class A shares of the Fund in excess of the payments of the fees specified in paragraph 1 hereof and the Underwriting Agreement which ISI has received or accrued through the termination date are the sole responsibility and liability of ISI, and are not obligations of the Trust.

10. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

11. As used in this Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.

12. The Trust shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to paragraph 6 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

IN WITNESS WHEREOF, the Trust has executed this Plan of Distribution on the day and year set forth below in St. Petersburg, Florida.

Dated as of March 1, 2000

ATTEST:                                      IDEX MUTUAL FUNDS



/s/ JOHN K. CARTER                           By: /s/ JOHN R. KENNEY
-------------------------------                  ----------------------------
John K. Carter, Secretary                        John R. Kenney
                                                 Trustee and Chairman

                                   Schedule A

                   PARTICIPATING FUNDS AS OF DECEMBER 1, 2000
                   ------------------------------------------


                               IDEX GE U.S. Equity
                         IDEX Pilgrim Baxter Technology
                         IDEX Transamerica Small Company
                            IDEX Transamerica Equity
                        IDEX Great Companies - America(SM)
                      IDEX Great Companies - Technology(SM)
                         IDEX Great Companies - Global(2)
                           IDEX Gabelli Global Growth
                            IDEX JCC Growth & Income
                                IDEX Munder Net50

                                     Form of
                                 CLASS B SHARES
                                IDEX MUTUAL FUNDS

                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

WHEREAS, IDEX Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and offers for public sale shares of beneficial interest;

WHEREAS, the Trust desires to adopt a Plan of Distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act applicable to the Class B shares of each fund (each a "Fund," collectively, the "Funds") listed on Schedule A hereto, each a series of shares of the Trust; and

WHEREAS, the Trust has entered into an Underwriting Agreement ("Underwriting Agreement") with InterSecurities, Inc. ("ISI"), pursuant to which ISI serves as Distributor of the various series and classes of shares of the Trust during the continuous offering of its shares.

NOW THEREFORE, the Trust hereby adopts this Plan with respect to the Class B shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.

1. (A) The Fund is authorized to pay to ISI, as compensation for ISI's services as Distributor of the Fund's Class B shares, a distribution fee at the rate of up to 0.75% on an annualized basis of the average daily net assets of the Fund's Class B shares. Such fee shall be calculated and accrued daily and paid quarterly or at such other intervals as the Trust and ISI shall agree.

         (B) The Fund is authorized to pay ISI, as compensation for ISI's services as Distributor of the Fund's Class B shares, a service fee at the rate of up to 0.25% on an annualized basis of the average daily net assets of the Fund's Class B shares. Such fee shall be calculated and accrued daily and paid quarterly or at such other intervals as the Trust and ISI shall agree.

         (C) The total fees payable under this Plan by the Fund with respect to Class B shares shall not exceed the maximum rate of 1.00% on an annual basis of the average daily net assets of the Fund's Class B shares.

         (D) The Fund may pay a distribution or service fee to ISI at a lesser rate than the fees specified in paragraphs 1(A) and 1(B), respectively, of this Plan, in either case as agreed upon by the Trust and ISI and as approved in the manner specified in paragraph 4 of this Plan.

2. As Distributor of the Class B shares of the Fund, ISI may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class B shares of the Fund or the servicing and/or maintenance of Class B shareholder accounts, including, but not limited to: compensation to employees of ISI; compensation to and expenses, including overhead and telephone expenses, of ISI and other selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the costs of preparing, printing and distributing sales literature and advertising materials.

3. This Plan shall not take effect unless it first has been approved by a vote of a majority of the outstanding voting securities of the Class B shares of the Fund.

4. This Plan shall not take effect with respect to the Class B shares of the Fund unless it first has been approved, together with any related agreements, by votes of a majority of both (a) the Board and (b) those Trustees of the Trust who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto ("Independent Trustees"), cast in person at a meeting or (meetings) called for the purpose of voting on such approval; and until the Trustees who approve the Plan's taking effect have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

5. If approved as set forth in paragraphs 3 and 4, this Plan shall continue thereafter in full force and effect with respect to the Class B shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 4.

6. ISI shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended by ISI under this Plan and the Underwriting Agreement and the purposes for which such expenditures were made. ISI shall submit only information regarding amounts expended for "distribution activities," as defined in this paragraph 6, to the Board in support of the distribution fee payable hereunder and shall submit only information regarding amounts expended for "service activities," as defined in this paragraph 6, to the Board in support of the service fee payable hereunder.

For purposes of this Plan, "distribution activities" shall mean any activities in connection with ISI's performance of its obligations under this Plan or the Underwriting Agreement that are not deemed "service activities." "Service activities" shall mean activities in connection with the provision by ISI or other entity of personal service and/or the maintenance of shareholder accounts with respect to the Class B shares of the Fund, within the meaning of the definition of "service fee" for purposes of Section 2830(b) (formerly Section 26(d)) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Overhead and other expenses of ISI related to its "distribution activities" or "service activities," including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities.

7. This Plan may be terminated at any time by vote of the Board, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Class B shares of the Fund.

8. This Plan may not be amended to increase materially the amount of fees provided for in paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class B shares of the Fund, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 5 hereof.

9. The amount of the fees payable by the Fund to ISI under paragraph 1 hereof and the Underwriting Agreement is not related directly to expenses incurred by ISI on behalf of the Fund in serving as Distributor of the Class B shares, and paragraph 2 hereof and the Underwriting Agreement do not obligate the Trust to reimburse ISI for such expenses. The fees set forth in paragraph 1 hereof will be paid by the Fund to ISI unless and until either the Plan or the Underwriting Agreement is terminated or not renewed with respect to the Class B shares. If either the Plan or the Underwriting Agreement is terminated or not renewed with respect to the Class B shares, any distribution expenses incurred by ISI on behalf of the Class B shares of the Fund in excess of the payments of the fees specified in paragraph 1 hereof and the Underwriting Agreement which ISI has received or accrued through the termination date are the sole responsibility and liability of ISI, and are not obligations of the Trust.

10. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

11. As used in this Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.

12. The Trust shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to paragraph 6 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

IN WITNESS WHEREOF, the Trust has executed this Plan of Distribution on the day and year set forth below in St. Petersburg, Florida.

Dated as of March 1, 2000

ATTEST:                                     IDEX MUTUAL FUNDS



/s/ JOHN K. CARTER                          By: /s/ JOHN R. KENNEY
---------------------------                     ----------------------------
John K. Carter, Secretary                       John R. Kenney
                                                Trustee and Chairman

                                   Schedule A

                   PARTICIPATING FUNDS AS OF DECEMBER 1, 2000
                   ------------------------------------------


                               IDEX GE U.S. Equity
                         IDEX Pilgrim Baxter Technology
                         IDEX Transamerica Small Company
                            IDEX Transamerica Equity
                        IDEX Great Companies - America(SM)
                      IDEX Great Companies - Technology(SM)
                         IDEX Great Companies - Global(2)
                           IDEX Gabelli Global Growth
                            IDEX JCC Growth & Income
                                IDEX Munder Net50

                                     Form of
                                 CLASS C SHARES
                                IDEX MUTUAL FUNDS

                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

WHEREAS, IDEX Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and offers for public sale shares of beneficial interest;

WHEREAS, the Trust desires to adopt a Plan of Distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act applicable to the Class C shares of each fund (each a "Fund," collectively, the "Funds") listed on Schedule A hereto, each a series of shares of the Trust; and

WHEREAS, the Trust has entered into an Underwriting Agreement ("Underwriting Agreement") with InterSecurities, Inc. ("ISI"), pursuant to which ISI serves as Distributor of the various series and classes of shares of the Trust during the continuous offering of its shares.

NOW THEREFORE, the Trust hereby adopts this Plan with respect to the Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.

1. (A) The Fund is authorized to pay to ISI, as compensation for ISI's services as Distributor of the Fund's Class C shares, a distribution fee at the rate of up to 0.75% on an annualized basis of the average daily net assets of the Fund's Class C shares. Such fee shall be calculated and accrued daily and paid quarterly or at such other intervals as the Trust and ISI shall agree.

         (B) The Fund is authorized to pay ISI, as compensation for ISI's services as Distributor of the Fund's Class C shares, a service fee at the rate of up to 0.25% on an annualized basis of the average daily net assets of the Fund's Class C shares. Such fee shall be calculated and accrued daily and paid quarterly or at such other intervals as the Trust and ISI shall agree.

         (C) The total fees payable under this Plan by the Fund with respect to its Class C shares shall not exceed the maximum rate of 1.00% on an annual basis of the average daily net assets of the Fund's Class C shares. To the extent the sum of any service fee paid under Paragraph 1(B) plus the distribution fee paid under paragraph 1(A) would otherwise exceed such maximum rate of 1.00%, the distribution fee paid under paragraph 1(A) shall be reduced pro tanto so that such maximum rate is not exceeded.

         (D) The Fund may pay a distribution or service fee to ISI at a lesser rate than the fees specified in paragraphs 1(A) and 1(B), respectively, of this Plan, in either case as agreed upon by the Trust and ISI and as approved in the manner specified in paragraph 4 of this Plan.

2. As Distributor of the Class C shares of the Fund, ISI may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class C shares of the Fund or the servicing and/or maintenance of Class C shareholder accounts, including, but not limited to: compensation to employees of ISI; compensation to and expenses, including overhead and telephone expenses, of ISI and other selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the costs of preparing, printing and distributing sales literature and advertising materials.

3. This Plan shall not take effect unless it first has been approved by a vote of a majority of the outstanding voting securities of the Class C shares of the Fund.

4. This Plan shall not take effect with respect to the Class C shares of the Fund unless it first has been approved, together with any related agreements, by votes of a majority of both (a) the Board and (b) those Trustees of the Trust who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto ("Independent Trustees"), cast in person at a meeting or (meetings) called for the purpose of voting on such approval; and until the Trustees who approve the Plan's taking effect have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

5. If approved as set forth in paragraphs 3 and 4, this Plan shall continue thereafter in full force and effect with respect to the Class C shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 4.

6. ISI shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended by ISI under this Plan and the Underwriting Agreement and the purposes for which such expenditures were made. ISI shall submit only information regarding amounts expended for "distribution activities," as defined in this paragraph 6, to the Board in support of the distribution fee payable hereunder and shall submit only information regarding amounts expended for "service activities," as defined in this paragraph 6, to the Board in support of the service fee payable hereunder.

For purposes of this Plan, "distribution activities" shall mean any activities in connection with ISI's performance of its obligations under this Plan or the Underwriting Agreement that are not deemed "service activities." "Service activities" shall mean activities in connection with the provision by ISI or other entity of personal service and/or the maintenance of shareholder accounts with respect to the Class C shares of the Fund, within the meaning of the definition of "service fee" for purposes of Section 2830(b) (formerly Section 26(d)) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Overhead and other expenses of ISI related to its "distribution activities" or "service activities," including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities.

7. This Plan may be terminated at any time by vote of the Board, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Class C shares of the Fund.

8. This Plan may not be amended to increase materially the amount of fees provided for in paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class C shares of the Fund, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 5 hereof.

9. The amount of the fees payable by the Fund to ISI under paragraph 1 hereof and the Underwriting Agreement is not related directly to expenses incurred by ISI on behalf of the Fund in serving as Distributor of the Class C shares, and paragraph 2 hereof and the Underwriting Agreement do not obligate the Trust to reimburse ISI for such expenses. The fees set forth in paragraph 1 hereof will be paid by the Fund to ISI unless and until either the Plan or the Underwriting Agreement is terminated or not renewed with respect to the Class C shares. If either the Plan or the Underwriting Agreement is terminated or not renewed with respect to the Class C shares, any distribution expenses incurred by ISI on behalf of the Class C shares of the Fund in excess of the payments of the fees specified in paragraph 1 hereof and the Underwriting Agreement which ISI has received or accrued through the termination date are the sole responsibility and liability of ISI, and are not obligations of the Trust.

10. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

11. As used in this Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.

12. The Trust shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to paragraph 6 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

IN WITNESS WHEREOF, the Trust has executed this Plan of Distribution on the day and year set forth below in St. Petersburg, Florida.

Dated as of March 1, 2000

ATTEST:                                       IDEX MUTUAL FUNDS



/s/ JOHN K. CARTER                            By: /s/ JOHN R. KENNEY
------------------------------                    ----------------------------
John K. Carter, Secretary                         John R. Kenney
                                                  Trustee and Chairman

                                   Schedule A

                   PARTICIPATING FUNDS AS OF DECEMBER 1, 2000
                   ------------------------------------------


                               IDEX GE U.S. Equity
                         IDEX Pilgrim Baxter Technology
                         IDEX Transamerica Small Company
                            IDEX Transamerica Equity
                        IDEX Great Companies - America(SM)
                      IDEX Great Companies - Technology(SM)
                         IDEX Great Companies - Global(2)
                           IDEX Gabelli Global Growth
                            IDEX JCC Growth & Income
                                IDEX Munder Net50

                                     Form of
                                 CLASS M SHARES
                                IDEX MUTUAL FUNDS

                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

WHEREAS, IDEX Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and offers for public sale shares of beneficial interest;

WHEREAS, the Trust desires to adopt a Plan of Distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act applicable to the Class M shares of each fund (the "Fund") listed on Schedule A hereto, each a series of shares of the Trust; and

WHEREAS, the Trust has entered into an Underwriting Agreement ("Underwriting Agreement") with InterSecurities, Inc. ("ISI"), pursuant to which ISI serves as Distributor of the various series and classes of shares of the Trust during the continuous offering of its shares.

NOW THEREFORE, the Trust hereby adopts this Plan with respect to the Class M shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.

1. (A) The Fund is authorized to pay to ISI, as compensation for ISI's services as Distributor of the Fund's Class M shares, a distribution fee at the rate of up to 0.75% on an annualized basis of the average daily net assets of the Fund's Class M shares. Such fee shall be calculated and accrued daily and paid quarterly or at such other intervals as the Trust and ISI shall agree.

         (B) The Fund is authorized to pay ISI, as compensation for ISI's services as Distributor of the Fund's Class M shares, a service fee at the rate of up to 0.25% on an annualized basis of the average daily net assets of the Fund's Class M shares. Such fee shall be calculated and accrued daily and paid quarterly or at such other intervals as the Trust and ISI shall agree.

         (C) The total fees payable under this Plan by the Fund with respect to its Class M shares shall not exceed the maximum rate of 1.00% on an annual basis of the average daily net assets of the Fund's Class M shares. To the extent the sum of any service fee paid under Paragraph 1(B) plus the distribution fee paid under paragraph 1(A) would otherwise exceed such maximum rate of 1.00%, the distribution fee paid under paragraph 1(A) shall be reduced pro tanto so that such maximum rate is not exceeded.

         (D) The Fund may pay a distribution or service fee to ISI at a lesser rate than the fees specified in paragraphs 1(A) and 1(B), respectively, of this Plan, in either case as agreed upon by the Trust and ISI and as approved in the manner specified in paragraph 4 of this Plan.

2. As Distributor of the Class M shares of the Fund, ISI may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M shares of the Fund or the servicing and/or maintenance of Class M shareholder accounts, including, but not limited to: compensation to employees of ISI; compensation to and expenses, including overhead and telephone expenses, of ISI and other selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the costs of preparing, printing and distributing sales literature and advertising materials.

3. This Plan shall not take effect unless it first has been approved by a vote of a majority of the outstanding voting securities of the Class M shares of the Fund.

4. This Plan shall not take effect with respect to the Class M shares of the Fund unless it first has been approved, together with any related agreements, by votes of a majority of both (a) the Board and (b) those Trustees of the Trust who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto ("Independent Trustees"), cast in person at a meeting or (meetings) called for the purpose of voting on such approval; and until the Trustees who approve the Plan's taking effect have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

5. All issued and outstanding Class C shares as of March 1, 1999 are designated Class M shares, are subject to their existing fees, and are not subject to the distribution and service fee rates described in paragraph 1 hereof. Class M shares purchased on or after March 1, 1999 are subject to the distribution and service fee rates described in paragraph 1 hereof.

6. If approved as set forth in paragraphs 3 and 4, this Plan shall continue thereafter in full force and effect with respect to the Class M shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 4.

7. ISI shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended by ISI under this Plan and the Underwriting Agreement and the purposes for which such expenditures were made. ISI shall submit only information regarding amounts expended for "distribution activities," as defined in this paragraph 7, to the Board in support of the distribution fee payable hereunder and shall submit only information regarding amounts expended for "service activities," as defined in this paragraph 7, to the Board in support of the service fee payable hereunder.

For purposes of this Plan, "distribution activities" shall mean any activities in connection with ISI's performance of its obligations under this Plan or the Underwriting Agreement that are not deemed "service activities." "Service activities" shall mean activities in connection with the provision by ISI or other entity of personal service and/or the maintenance of shareholder accounts with respect to the Class M shares of the Fund, within the meaning of the definition of "service fee" for purposes of Section 2830(b) (formerly Section 26(d)) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Overhead and other expenses of ISI related to its "distribution activities" or "service activities," including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities.

8. This Plan may be terminated at any time by vote of the Board, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Class M shares of the Fund.

9. This Plan may not be amended to increase materially the amount of fees provided for in paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M shares of the Fund, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 6 hereof.

10. The amount of the fees payable by the Fund to ISI under paragraph 1 hereof and the Underwriting Agreement is not related directly to expenses incurred by ISI on behalf of the Fund in serving as Distributor of the Class M shares, and paragraph 2 hereof and the Underwriting Agreement do not obligate the Trust to reimburse ISI for such expenses. The fees set forth in paragraph 1 hereof will be paid by the Fund to ISI unless and until either the Plan or the Underwriting Agreement is terminated or not renewed with respect to the Class M shares. If either the Plan or the Underwriting Agreement is terminated or not renewed with respect to the Class M shares, any distribution expenses incurred by ISI on behalf of the Class M shares of the Fund in excess of the payments of the fees specified in paragraph 1 hereof and the Underwriting Agreement which ISI has received or accrued through the termination date are the sole responsibility and liability of ISI, and are not obligations of the Trust.

11. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

12. As used in this Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.

13. The Trust shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to paragraph 7 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

IN WITNESS WHEREOF, the Trust has executed this Plan of Distribution on the day and year set forth below in St. Petersburg, Florida.

Dated as of March 1, 1999

ATTEST:                                         IDEX MUTUAL FUNDS



/s/ JOHN K. CARTER                              By: /s/ JOHN R. KENNEY
------------------------------------                ----------------------------
John K. Carter, Secretary                           John R. Kenney
                                                    Trustee and Chairman

                                   Schedule A

                   PARTICIPATING FUNDS AS OF DECEMBER 1, 2000
                   ------------------------------------------


                                 IDEX JCC Growth
                                 IDEX JCC Global
                                IDEX JCC Balanced
                            IDEX JCC Flexible Income
                          IDEX JCC Capital Appreciation
                             IDEX AEGON Income Plus
                          IDEX Alger Aggressive Growth
                          IDEX Jennison All Cap Value*
                              IDEX NWQ Value Equity
                        IDEX GE / SE International Equity
                           IDEX Dean Asset Allocation
                        IDEX LKCM Strategic Total Return
                               IDEX GE U.S. Equity
                         IDEX Pilgrim Baxter Technology
                         IDEX Transamerica Small Company
                            IDEX Transamerica Equity
                        IDEX Great Companies - America(SM)
                      IDEX Great Companies - Technology(SM)
                         IDEX Great Companies - Global(2)
                           IDEX Gabelli Global Growth
                            IDEX JCC Growth & Income
                                IDEX Munder Net50


*Prior to December 1, 2000, this fund was named IDEX C.A.S.E. Growth

[GRAPHIC OMITTED] Where to find more information

You'll find more information about IDEX JCC Growth & Income and IDEX Munder Net50 in the following documents:

                  ANNUAL AND SEMI-ANNUAL REPORTS
                  The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[GRAPHICOMITTED]  STATEMENT OF ADDITIONAL INFORMATION
                  The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the SEC.

                  You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting IDEX Mutual Funds:

                  By telephone: 1-(888)-233-4339 (8:00 AM - 8:00 PM) (Customer
                     Service) or 1-800-851-1333 (Investment Professionals)

                  By mail:
                  IDEX MUTUAL FUNDS
                  P.O. BOX 9015
                  CLEARWATER, FL 33758-9015

                  On the Internet:  WWW.IDEXFUNDS.COM

                  Information about the Fund can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


Sec File number:                                               [GRAPHIC OMITTED]
IDEX Mutual Funds File No. 811-4556